   As filed with the Securities and Exchange Commission on December 16, 1999
                                                          Registration No. 333-
===============================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                 ____________

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                                 ____________

                             MEDICONSULT.COM, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                                   84-1341886
(State or other jurisdiction of             (IRS employer identification
incorporation or organization)              number)


                          1330 Avenue of the Americas
                            New York, New York 10019
                                 (212) 841-7300
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 ____________

                   Physicians' Online 1994 Stock Option Plan
                           (Full title of the plan)
                                 ____________

                               E. Michael Ingram
                           Chief Financial Officer,
                         General Counsel and Secretary
                             Mediconsult.com, Inc.
                          1330 Avenue of the Americas
                           New York, New York 10019
                                (212) 841-7300
                        e-mail: mingram@mediconsult.com
(Name, address and telephone number, including area code, of agent for service)
                                 ____________
                                With Copy To:
                              Kelly Vance, Esq.
                             Covington & Burling
                         1330 Avenue of the Americas
                           New York, New York 10019
                                (212) 841-1000
                                 ____________

                        CALCULATION OF REGISTRATION FEE

                                                            Proposed Maximum   Proposed Maximum    Amount Of
Title Of Each Class Of Securities To      Amount To Be        Offering            Aggregate      Registration
 Be Registered                            Registered        Price Per Share    Offering Price         Fee

--------------------------------------------------------------------------------------------------------------------
Common Stock, $.001 par value...........  1,900,000 shares     $8.00 (1)         $15,200,000         $4,013
--------------------------------------------------------------------------------------------------------------------

(1) Calculated for the shares being registered based upon the average of the high and low prices of the Common Stock on the Nasdaq National Market on December 13, 1999 in accordance with Rules 457(c) and 457(h) of the Securities Act of 1933, as amended.

                               EXPLANATORY NOTE

          This registration statement on Form S-8 is being filed to register the shares of common stock, $.001 par value per share, of Mediconsult.com, Inc., a Delaware corporation, issuable pursuant to the 1994 Stock Option Plan of Physicians' Online, Inc., a Delaware corporation. Pursuant to the terms of
Section 1.2 of the Agreement and Plan of Merger by and among the registrant, PMCI, Inc., a Delaware corporation and a wholly-owned subsidiary of the registrant and POL, dated as of September 7, 1999, as amended, the registrant will assume all of the outstanding options to purchase shares of common stock of POL under the 1994 Stock Option Plan of POL at the effective time of the merger of PMCI, Inc. with and into POL.


                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

          The contents of Mediconsult.com, Inc.'s Registration Statement on Form S-8 relating to its 1996 Stock Option Plan, Registration Nos. 333-32289 and 333-72971, filed with the Securities and Exchange Commission on July 29, 1997, and February 26, 1999, respectively, other than the response to Item 8, are hereby incorporated by reference. In addition, the information listed in Item 3 is hereby incorporated by reference herein.

Item 3.   Incorporation of Documents by Reference.

          The following additional document filed by Mediconsult with the Securities and Exchange Commission under the Securities Act of 1933, as amended, is hereby incorporated by reference herein:

          .    Prospectus filed November 30, 1999 pursuant to Rule 424(b)

Item 8.    Exhibits.

           The following documents are filed as exhibits to this registration statement:

EXHIBIT NUMBER    DESCRIPTION
--------------    -----------

4.1 Certificate of Incorporation (incorporated by reference from Mediconsult's Registration Statement on Form S-1, filed April 2, 1999 (Registration No. 333-73059))

4.2 Bylaws of the Corporation (incorporated by reference from Mediconsult's Registration Statement on Form 10-SB, filed December 16, 1996 (File No. 333-21883))

4.3 Physicians' Online 1994 Stock Option Plan, as amended (incorporated by reference from Annex E to Mediconsult's Registration Statement on Form S-4, filed November 19, 1999 (Registration No. 333-91373))

5                 Opinion of Covington & Burling

23.1              Consent of  Covington & Burling (included in Exhibit 5)

23.2              Consent of PricewaterhouseCoopers, independent auditors.

23.3              Consent of Arthur Andersen, LLP, independent auditors

                                  SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on this 16th day of December, 1999.

                             MEDICONSULT.COM, INC.

                              By: /s/ Robert A. Jennings
                                 ----------------------------
                                 Robert A. Jennings
                                 Chief Executive Officer


          Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on this 16th day of December, 1999.

         SIGNATURE                                   TITLE
         ---------                                   -----

  /s/ Robert A. Jennings                  Chairman and Chief Executive Officer
__________________________                (Principal Executive Officer)
    Robert A. Jennings


  /s/ E. Michael Ingram                   Chief Financial Officer, General
__________________________                Counsel and Secretary (Principal
    E. Michael Ingram                     Financial Officer)



  /s/ Louis Leonardelli                   Controller (Principal Accounting
__________________________                Officer)
    Louis Leonardelli


    /s/ Ian Sutcliffe                     President and Director
__________________________
      Ian Sutcliffe

    /s/ John Buchanan                     Director
__________________________
      John Buchanan

     /s/ Barry Guld                       Director
__________________________
       Barry Guld

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER             DESCRIPTION
-------            -----------

4.1 Certificate of Incorporation (incorporated by reference from Mediconsult's Registration Statement on Form S-1, filed April 2, 1999 (Registration No. 333-73059))

4.2 Bylaws of the Corporation (incorporated by reference from Mediconsult's Registration Statement on Form 10-SB, filed December 16, 1996 (File No. 333-21883))

4.3 Physicians' Online 1994 Stock Option Plan, as amended (incorporated by reference from Annex E to Mediconsult's Registration Statement on Form S-4, filed November 19, 1999 (Registration No. 333-91373))

5                  Opinion of Covington & Burling

23.1               Consent of  Covington & Burling (included in Exhibit 5)

23.2               Consent of PricewaterhouseCoopers, independent auditors.

23.3               Consent of Arthur Andersen, LLP, independent auditors